UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2020

NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2788 San Tomas Expressway, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVDA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Share Purchase Agreement

On September 13, 2020, NVIDIA Corporation, a Delaware corporation (“NVIDIA”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with NVIDIA International Holdings Inc., a Delaware corporation and a wholly owned subsidiary of NVIDIA (“NVIDIA Holdings”), Arm Limited, a company organized under the laws of England & Wales (“Arm”), SoftBank Group Capital Limited, a company organized under the laws of England & Wales (“SoftBank”), and SVF Holdco (UK) Limited, a company organized under the laws of England & Wales (“Vision Fund”, and together with SoftBank, the “Sellers”). The Purchase Agreement and the Share Purchase (as defined below) have been approved by the respective boards of directors or equivalent governing bodies of NVIDIA, NVIDIA Holdings, Arm and each of the Sellers.

Transaction Overview. The Purchase Agreement provides that, upon the terms and subject to the conditions set forth in the Purchase Agreement, NVIDIA or its designee will acquire, from the Sellers, all of the allotted and issued ordinary shares of Arm of a par value of £0.001 (the “Share Purchase”) in a transaction valued at $40 billion. As consideration for the Share Purchase, NVIDIA will (i) pay the Sellers and Arm $2 billion in cash (the “Signing Consideration”) upon the signing of the Purchase Agreement as an advance on the consideration for the Share Purchase and as consideration for an intellectual property license from Arm to NVIDIA; (ii) pay the Sellers $10 billion in cash (subject to certain deductions and adjustments) at the closing of the Share Purchase (the “Closing”); (iii) issue to the Sellers 44.3 million shares of NVIDIA’s common stock, par value $0.001 (“NVIDIA Stock”), at the Closing with an aggregate value of $21.5 billion, as determined by the average daily closing price of NVIDIA Stock for the 30 trading days ending one trading day prior to the date of the Purchase Agreement; (iv) pay to the Sellers earn out payments of up to $5 billion in cash or up to 10.3 million shares of NVIDIA Stock (as determined by the average daily closing price of NVIDIA Stock for the 30 trading days ending one trading day prior to the date of the Purchase Agreement), contingent on the achievement of certain financial performance targets for Arm during the fiscal period beginning April 1, 2021 and ending March 31, 2022 and (v) issue restricted stock units covering NVIDIA Stock with an aggregate value not to exceed $1.5 billion to employees of Arm following the Closing, in each case in accordance with the terms of the Purchase Agreement.

Covenants, Representations and Warranties and Indemnities. Each of NVIDIA, NVIDIA Holdings, Arm and the Sellers have made customary representations, warranties and covenants in the Purchase Agreement. Arm and the Sellers have made covenants, among others, relating to a reorganization and distribution of Arm’s IoT Services Group and certain other specified assets and liabilities and the conduct of Arm’s business in the ordinary course prior to the Closing. Each of NVIDIA, the Sellers and Arm have agreed in the Purchase Agreement to use their reasonable best efforts to obtain all required governmental and regulatory consents and approvals subject to certain limitations.

In addition, the Purchase Agreement provides that, subject to certain negotiated limitations and survival periods, NVIDIA and the Sellers will indemnify each other for breaches of these representations, warranties and covenants and for certain other matters.

At the Closing, NVIDIA and the Sellers will enter into an investor rights agreement, pursuant to which, among other things, the Sellers will be subject to certain rights and restrictions relating to the shares of NVIDIA Stock issued as consideration for the Share Purchase.

Conditions to the Share Purchase. The Closing of the Share Purchase is subject to certain conditions, including, among others, (a) the absence of laws, orders, decrees, judgments and injunctions by any governmental entity of competent jurisdiction preventing the completion of the Share Purchase or that make the completion of the Share Purchase illegal, (b) the receipt of specified governmental and regulatory consents and approvals and expiration of any mandatory waiting period related thereto, (c) subject to certain exceptions, the accuracy of representations and warranties with respect to Arm, NVIDIA, NVIDIA Holdings and the Sellers, (d) compliance in all material respects by Arm, NVIDIA, NVIDIA Holdings and the Sellers with their respective covenants contained in the Purchase Agreement, (e) the implementation by Arm of the reorganizations described above, and (f) certification by Arm and the Sellers of Arm’s compliance with certain undertakings given by Arm to The Panel on Takeovers and Mergers of the United Kingdom. The Share Purchase is not subject to a financing condition.

Termination Rights. The Purchase Agreement contains certain termination rights by either NVIDIA or the Sellers, including if the Share Purchase is not consummated by September 13, 2021, which date may be extended by three months on four consecutive occasions if, on the applicable date, certain conditions to Closing have not been satisfied. If the Purchase Agreement is terminated under certain circumstances, the Sellers will refund a portion of the Signing Consideration to NVIDIA.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

The Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about NVIDIA, NVIDIA Holdings, Arm or the Sellers. In particular, the representations, warranties, covenants and agreements contained in the Purchase Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Purchase Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in NVIDIA’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On September 13, 2020, NVIDIA, SoftBank and Arm issued a joint press release related to their entry into the Purchase Agreement, a copy of which is furnished as Exhibit 99.1.

On September 13, 2020, NVIDIA published an investor presentation regarding the transaction, a copy of which is furnished as Exhibit 99.2.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Current Report shall not be incorporated by reference in any filing with the SEC made by NVIDIA, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

* * *

Safe Harbor for Forward-looking Statements

All statements included or incorporated by reference in this communication, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on NVIDIA’s current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by NVIDIA and Arm, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “goals,” “likely,” “might,” “project,” “target,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” or similar expressions, and variations or negatives of these words. Certain statements in this press release including, but not limited to, statements as to the proposed Share Purchase, including statements regarding the benefits of the transaction and what the combined companies will offer, the timing, price and closing conditions of the transaction; and statements regarding the companies’ products and markets are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations.

These forward-looking statements are based on current expectations and are not guarantees of future results. Many factors could cause actual future events to differ materially from the forward looking statements in this document, including the following, among others: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect NVIDIA’s business and the price of its stock; uncertainties as to the timing of the consummation of the transaction and the failure to satisfy the conditions to the consummation of the transaction, including the receipt of certain governmental and regulatory approvals; the potential for regulatory authorities to require divestitures, behavioral remedies or other concessions in order to obtain their approval of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; the effect of the announcement or pendency of the transaction on NVIDIA’s business relationships, operating results, and business generally; delays, disruptions or increased costs in the integration of Arm’s technology into existing or new products; expected financial benefits and other benefits of the transaction may not be realized; integration of the acquisition post-closing, and the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, may not occur as anticipated, and there may be delays, challenges and expenses associated with integrating the combined companies’ existing businesses; litigation related to the transaction or otherwise or limitations or restrictions imposed by regulatory authorities may delay or negatively impact the transaction; unanticipated restructuring costs may be incurred or undisclosed liabilities assumed; attempts to retain key personnel and customers may not succeed; risks related to diverting management’s attention from NVIDIA’s ongoing business operations; the business combination or the combined company’s products may not be supported by third parties; actions by competitors may negatively impact results; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; the short-term and long-term effects of the COVID-19 pandemic; there may be negative changes in general economic conditions in the regions or the industries in which NVIDIA and Arm operate; and other risks described in NVIDIA’s filings with the SEC.

In addition, please refer to the documents that NVIDIA files with the SEC on Forms 10-K, 10-Q, and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. Actual results are subject to other risks and uncertainties that relate more broadly to NVIDIA’s overall business, including those more fully described in NVIDIA’s filings with the SEC. In addition, the foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and NVIDIA’s filings with the SEC. These forward-looking statements are not guarantees of future events performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Share Purchase Agreement, dated September 13, 2020, by and among NVIDIA, NVIDIA Holdings, Arm, SoftBank, and Vision Fund*

99.1	Joint Press Release of NVIDIA, SoftBank and Arm, dated September 13, 2020

99.2	Investor Presentation, dated September 13, 2020

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL (included as Exhibit 101)

*

Certain exhibits and schedules have been omitted in accordance with Regulation S-K Item 601(a)(5). NVIDIA agrees to supplementally furnish to the SEC a copy of any omitted exhibits or schedules upon request of the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation

Date: September 14, 2020	By:	/s/ Colette M. Kress
Colette M. Kress
Executive Vice President and Chief Financial Officer